UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 2, 2009
DAWSON GEOPHYSICAL COMPANY
(Exact name of Registrant as specified in its charter)

TEXAS	0-10144	75-0970548
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

508 W. WALL, SUITE 800
MIDLAND, TEXAS	79701
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (432) 684-3000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
          On June 2, 2009, Dawson Geophysical Company (the “Company”) entered into a new revolving line of credit loan agreement with Western National Bank. Under the new facility, the total amount available for the Company to borrow is $20.0 million, subject to a borrowing base calculation based on the Company’s then-outstanding accounts receivable, as more fully described in the loan agreement.
          Under the new facility, from June 1 through June 30, 2009, interest will accrue at an annual rate equal to the Prime Rate, minus three-quarters percent (.75%). Beginning as of July 1, 2009, interest will accrue at an annual rate equal to either: (a) the 30-day London Interbank Offered Rate (“LIBOR”), plus two and one-quarter percent (2.25%), or (b) the Prime Rate, minus three-quarters percent (.75%) as the Company directs monthly, subject to an interest rate floor of four percent (4%). The loan agreement contains customary covenants for credit facilities of this type, including limitations on disposition of assets and mergers and reorganizations. The Company is also obligated to meet certain financial covenants under the loan agreement, including maintaining specified ratios with respect to cash flow coverage, debt to tangible net worth, and current assets and liabilities. The Company’s obligations under the new loan agreement are secured by a security interest in its accounts receivable, equipment and related collateral. As of June 2, 2009, no amounts were outstanding under the loan agreement.
          All outstanding amounts owed under the loan agreement become due and payable no later than the maturity date of June 2, 2011, and are subject to acceleration upon the occurrence of events of default which the Company considers usual and customary for an agreement of this type, including failure to make payments under loan agreement, non-performance of covenants and obligations or insolvency or bankruptcy (as described in the loan agreement).
          The foregoing description of the loan agreement does not purport to be complete and is qualified in its entirety by reference to the Revolving Line of Credit Loan Agreement and the Security Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	Revolving Line of Credit Loan Agreement, dated June 2, 2009, between the Company and Western National Bank.

10.2	—	Security Agreement, dated June 2, 2009, between the Company and Western National Bank.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY
Date: June 5, 2009	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	Revolving Line of Credit Loan Agreement, dated June 2, 2009, between the Company and Western National Bank.

10.2	—	Security Agreement, dated June 2, 2009, between the Company and Western National Bank.

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